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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                JANUARY 26, 2001

                                   KEVCO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                TEXAS                            000-21621                              75-2666013
      (STATE OF INCORPORATION)             (COMMISSION FILE NO.)             (IRS EMPLOYER IDENTIFICATION NO.)
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                               UNIVERSITY CENTER I
                            1300 S. UNIVERSITY DRIVE
                                    SUITE 200
                          FORT WORTH, TEXAS 76107-5734
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 885-0000


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     -        Press release of Kevco, Inc. (the "Company") dated
                  January 26, 2001.


ITEM 9.  REGULATION FD DISCLOSURE

         On January 26, 2001, the Company issued a press release concerning the naming of Steve Martin as head of the Company's Distribution Group, replacing
Rusty Hardin. A copy of the release is filed herewith as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         KEVCO, INC


Date:  January 29, 2001                  By:  /s/ Joseph P. Tomczak
                                              -----------------------
                                              Joseph P. Tomczak
                                              Executive Vice President and
                                              Chief Executive Officer





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                                INDEX TO EXHIBITS

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
Exhibit No.       Description
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
99.1     -        Press release of the Company dated January 26, 2001.
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